UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported 10/31/2004)

               Federal Security Protection Services, Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

           Delaware                   000-28335             84-1080043
- ----------------------------      ----------------   -------------------
(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)        Identification No.)


  4255 South Bannock St., Englewood CO. 80110
- ------------------------------------------------------------------------
               (Address of principal executive offices)


                          (866) 932-2628
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                   (Issuer's telephone number)


                         Not Applicable
- ------------------------------------------------------------------------
    (Former name or former address, if changed since last report)

                     All Correspondence to:

          Federal Security Protection Services, Inc.
                  4255 South Bannock St.
                      Englewood, CO. 80110



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	[ ] Written communications pursuant to Rule 425 under the Securities
	    Act (17 CFR 230.425)

	[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
	    Act (17 CFR 240.14a-12)

	[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under
	    the Exchange Act   (17 CFR 240.14d-2(b))

	[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

	On March 11, 2005, Federal Security Protection Services, Inc.
(the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Permian Energy Services, L.P. and R.J. Clark, Managing Partner of Permian. Pursuant to the Agreement, Permian has agreed to sell to the Company certain assets relating to the marketing of various patented thermal pulse units ("TPU") to the oil and gas industry. The assets being sold consist primarily of the assignment to the Company of (i) an exclusive marketing agreement between Permian and Bi-Comp, L.L.C., (ii) a joint venture agreement between Permian and Daystar Oil and Gas
Corporation, (iii) a letter agreement between Permian and Wyoming
Energy Corporation, and (iv) a verbal licensing use and distribution agreement between Permian and Penney Resources, LLC regarding the "Penney Pump." In addition, Permian has agreed to transfer to the Company intellectual property regarding TPU applications for oil recovery from wells and for acid gas re-injection.

	Pursuant to the Agreement, the Company plans to issue 2,250,000 shares of its common stock to Permian together with a two (2) year promissory note in the principal amount of $250,000.

Item 9.01.  Financial Statements and Exhibits.


(c) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Permian Energy Services, L.P., R. J.
Clark and Federal Security Protection Services, Inc. dated as of March 11,
2005.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Federal Security Protection Services, Inc.

Date:	March 18, 2005			/ s/  Blair Merriam
					Blair Merriam, Chief Executive Officer

Exhibit Index



            Exhibit Number      Description
            --------------      -----------

                 2.1           	Asset Purchase Agreement by and among Permian
				Energy Services, L.P., R. J. Clark and Federal Security Protection Services, Inc. dated as of March 11, 2005.